TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated July 3, 2006 to the TA IDEX Multi-Manager International Fund Prospectus

dated March 1, 2006, as previously supplemented

The following information supplements, amends and replaces the information in the Prospectus regarding TA IDEX American Century International (the “underlying fund”):

At a meeting held on April 4, 2006, the Board of Trustees of Transamerica IDEX Mutual Funds approved the restructuring of TA IDEX American Century International effective the beginning of July, 2006. Pursuant to such restructuring, the underlying fund’s investment sub-adviser, American Century Global Investment Management, Inc. is replaced by MFS Investment Management, the underlying fund is re-designated as “TA IDEX MFS International Equity,” and the underlying fund’s investment strategies and risks have changed.

Accordingly, effective July 3, 2006, all references to TA IDEX American Century International in the Prospectus are hereby changed to “TA IDEX MFS International Equity.” In addition, second bullet the section entitled “Description of Underlying Funds” on page 2 of the Prospectus is hereby replaced with the following information:

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TA IDEX MFS International Equity seeks capital growth by investing, principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stocks risk; derivatives risk; futures risk; convertible securities risk; and market risk.

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Investors Should Retain This Supplement for Future Use